UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2020

PAR Technology Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park 8383 Seneca Turnpike New Hartford, New York		13413-4991
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Information.

On December 19, 2019, PAR Technology Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that ParTech, Inc., a wholly owned subsidiary of the Company, had completed the acquisition of AccSys, LLC (f/k/a AccSys, Inc., and otherwise known as Restaurant Magic (“Restaurant Magic”)) on December 18, 2019 pursuant to the terms of an interest purchase agreement dated November 7, 2019.

On February 3, 2020, the Company filed a Current Report on Form 8-K/A to amend and supplement the Original 8-K to include the financial statements of Restaurant Magic and the pro forma financial information required in connection with the acquisition of Restaurant Magic.

The Company is filing this Current Report on Form 8-K to update the previously filed pro forma financial information with the unaudited pro forma condensed combined consolidated statement of operations of the Company for the fiscal year ended December 31, 2019.

Item 9.01          Financial Statements and Exhibits.

(b)          Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated statement of operations of the Company for the fiscal year ended December 31, 2019 are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The unaudited pro forma condensed combined consolidated statement of operations of the Company give effect to the acquisition of Restaurant Magic as if it had occurred on January 1, 2019.

(d)          Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined consolidated statement of operations of PAR Technology Corporation for the year ended December 31, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PAR Technology Corporation

Date: September 30, 2020	By: /s/ Bryan A. Menar
Name: Bryan A. Menar Title: Chief Financial Officer and Accounting Officer (Principal Financial Officer)